UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                          December 6, 2005
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                CNF Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


1.01  Entry into a Material Definitive Agreement

As reported in the Company's Report on Form 8-K filed on September 29, 2005, in September 2005 the Compensation Committee of the Board of Directors of the Company approved certain changes to the Company's 1997 Equity and Incentive Plan, Value Management Plan and 2005 Deferred Compensation Plan for Executives. The Committee also approved the giving of notice to the Company's senior executive officers that the term of the severance agreements to which they are parties, which currently runs through December 31, 2006, will not be extended for an additional year on January 1, 2006; however, the Committee authorized the Company to enter into new severance agreements with the senior executive officers, subject to the Committee's approval of the terms of the new severance agreements.

As described in further detail below, at a meeting held on December 5, 2005, the Compensation Committee approved the terms of the new severance agreements for the Company's senior executives and certain other severance arrangements, and approved amendments to certain of the Company's executive compensation plans, including additional amendments to the 1997 Equity and Incentive Plan, Value Management Plan and 2005 Deferred Compensation Plan for Executives. The Committee also approved changes to the form of Stock Option Agreement and Restricted Stock Award Agreement used to evidence awards granted to executives of the Company, and delegated authority to the Company's Chief Executive Officer to award discretionary bonuses to employees.

   A.     Severance Arrangements

At the December meeting, the Committee approved (i) the terms of the new severance agreements (the "Tier I Agreements") for the senior executives (the "Tier I Executives"), (ii) the terms of new severance agreements (the "Tier II Agreements") for an additional group of approximately 10 executives (the "Tier II Executives"), (iii) the terms of a new severance agreement (the "Tier II Vector Agreement") pursuant to which the Company would provide severance payments and benefits to Tier II executives employed by Vector SCM, LLC ("Vector"), the Company's joint venture with General Motors Corporation (although the Company currently anticipates that Vector will not employ any Tier II executives as of January 1, 2006, the effective date of the new severance agreements), and (iv) the terms of a new executive severance plan (the "Severance Plan") , in which an additional group of approximately 39 executives (the "Tier III Executives") are eligible to participate, provided that the employers of the Tier III Executives adopt the Severance Plan. Each of the severance agreements, and the new severance plan, are to be effective as of January 1, 2006. Upon the effective date of a new severance agreement, all prior severance agreements between the executive and his or her employer will be superseded. Each severance agreement (other than Tier II Vector Agreements) will be entered into by the company that employs the applicable executive, and that company will have the obligation to provide the severance payments and benefits provided for in the agreement; provided that, in the event that (a) there is a change in control of the Company and (b) an employer (other than the Company) fails to provide the severance payments and
benefits, the Company has agreed to do so.   Upon adoption of the Severance
Plan, each employer will become liable to provide the severance payments and benefits to the Tier III Executives which it employs, although the Company has agreed to provide the severance payments and benefits in the event of a change in control of the Company, if the employer fails to do so. The Severance Plan also provides that the Company will provide severance payments and benefits to Tier III Executives employed by Vector. Vector currently employs three Tier III Executives.

Each of the Tier I Agreements provides that in the event that (i) there is a Change in Control (as defined in the Agreement) and (ii) within two years following the Change in Control the applicable executive's employment is terminated by the employer without cause or by the executive with Good Reason (as defined in the Agreement), the employer will pay to the executive a lump sum equal to three times the sum of his or her salary and target annual bonus, and will also provide outplacement services and certain health, insurance and other benefits. The employer will also pay any excise taxes that may be owing under Section 280G of the Internal Revenue Code. Each of the Tier II agreements provide for similar payments and benefits under the same circumstances, except that the applicable executive is entitled to receive a lump sum equal to two times the sum of his or her salary and target annual bonus. The Severance Plan provides in the event that (i) there is a Change in Control (as defined in the Severance Plan) and (ii) within one year following the Change in Control the applicable executive's employment is terminated by the employer without cause or by the executive with Good Reason (as defined in the Severance Plan), the employer will pay to the executive a lump sum equal to one times the sum of the applicable Tier III executive's salary and target annual bonus and will provide certain other benefits. However, the Severance Plan does not provide for the employer to pay any excise taxes that may be owing under Section 280G of the Internal Revenue Code.

Tier I Agreements have been entered into by the following senior executives of the Company:

Douglas W. Stotlar         President and Chief Executive Officer
Kevin C. Schick            Senior Vice President and Chief Financial Officer
Jennifer W. Pileggi        Senior Vice President and General Counsel
David S. McClimon          Senior Vice President

Each of the agreements is dated as of and effective as of January 1, 2006, and has been entered into by the Company as employer, except for the Tier I Agreement of David S. McClimon, which has been entered into by Con-Way Transportation Services, Inc. as employer.

Attached as Exhibits 99.1 through 99.6 are copies of the form of Tier I Agreement used by the Company, the form of Tier I Agreement used by employers of Tier I Executives other than the Company, the form of Tier II Agreement used by the Company, the form of Tier II Agreement used by employers of Tier II Executives other than the Company, the form of Tier II Vector Agreement, and the amended and restated CNF Inc. Executive Severance Plan. The foregoing description of the severance arrangements, agreements and plan approved by the Compensation Committee is qualified in its entirety by reference to Exhibits 99.1 through 99.6.

The Committee also authorized the Company's Chief Executive Officer to enter into Tier I Agreements and Tier II Agreements with executives (other than the Chief Executive Officer) who become Tier I Executives or Tier II Executives through hiring or promotion.

   B.  1997 Equity and Incentive Plan

In September 2005, the Compensation Committee approved certain changes to the definition of the term "Change in Control" in the 1997 Equity and Incentive Plan (the "EIP"). At the December meeting, the Committee approved a number of additional changes to the EIP which are largely clarifying and/or technical in nature. Among the substantive changes to the EIP approved by the Committee are (i) the deletion of the sale of two of the three primary business units of the Company from the definition of the term "Change in Control;" (ii) the exclusion of a public offering or liquidation of a business unit from the definition of the term "Change on Control;" and (iii) the inclusion of the sale of any business unit (as opposed to specifically named business units) within the definition of the term "Change in Control."

A copy of the amended and restated 1997 Equity and Incentive Plan is attached
hereto as Exhibit 99.7.    The foregoing description of the EIP is qualified
in its entirety by reference to Exhibits 99.7.

   C.  Value Management Plan

In September 2005, the Compensation Committee approved certain changes to the Value Management Plan, including that the term "Change in Control" has the meaning specified in the amended 1997 Equity and Incentive Plan. At the December meeting, the Committee approved a number of additional changes to the Value Management Plan which are largely clarifying and/or technical in nature. A copy of the amended and restated Value Management Plan is attached
hereto as Exhibit 99.8.    The foregoing description of the Plan is qualified
in its entirety by reference to Exhibits 99.8.

   D.  2005 Deferred Compensation Plan for Executives

In September 2005, the Compensation Committee approved certain changes to the 2005 Deferred Compensation Plan for Executives. At the December meeting, the Committee approved a number of additional changes to the 2005 Deferred Compensation Plan for Executives that are largely clarifying and/or technical in nature, including amendments relating to changes in deferral elections after the commencement of a performance period and to the crediting of returns to account balances. A copy of the amended and restated 2005 Deferred Compensation Plan for Executives is attached hereto as Exhibit 99.9. The foregoing description of the Plan is qualified in its entirety by reference to Exhibits 99.9.

   E.  Form of Stock Option Agreement and Restricted Stock Award Agreement

At the December meeting, the Compensation Committee approved a number of changes, which are largely clarifying and/or technical in nature, to the form of Stock Option Agreement and to the form of Restricted Stock Award Agreement used to evidence awards of stock options and restricted stock made to executives under the 1997 Equity and Incentive Plan. Among the substantive changes were changes to certain vesting provisions and exercise provisions made to conform to changes made to the definition of the term "Change in Control" in the 1997 Equity and Incentive Plan. Copies of the amended form of Stock Option Agreement and Restricted Stock Award Agreement are attached
hereto as Exhibits 99.10 and 99.11.    The foregoing description of the
agreements is qualified in its entirety by reference to Exhibits 99.10 and 99.11.

   F.  Discretionary Bonus Authority

At the December meeting, the Compensation Committee delegated authority to the Company's Chief Executive Officer to award discretionary bonuses to employees, subject to the following conditions:

        1. The Chief Executive Officer may not award discretionary bonuses to executive officers who are in positions that are classified within the Company's executive level salary grade structure as Grade 1 or Grade 2 officers. Based on the current grade structure, the Chief Executive Officer does not have the authority to grant discretionary bonuses to himself, the Chief Financial Officer, the General Counsel or the President of the Company's Con-Way Transportation Services, Inc. subsidiary.

        2. A discretionary bonus may be awarded only in circumstances in which the Chief Executive Officer determines that an employee's efforts have resulted in a substantial benefit to the Company.

        3. Each discretionary bonus cannot exceed, on a pre-tax basis, the greater of $50,000 or 50% of the employee's target annual incentive compensation plan award for the calendar year in which the discretionary bonus is awarded.

        4. The discretionary bonus may be awarded in the form of cash, nonqualified stock options, or a combination of the two.

        5. The aggregate amount of discretionary bonuses awarded by the Chief Executive Officer pursuant to this authority in a calendar year may not exceed $250,000.

        6. The Chief Executive Officer will report at least annually to the Compensation Committee regarding discretionary bonuses made under this authority.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         ----------------------------------------
     99.1                Form of CNF, Inc. Tier I Severance Agreement
     99.2                Form of Subsidiary Tier I Severance Agreement
     99.3                Form of CNF, Inc. Tier II Severance Agreement
     99.4                Form of Subsidiary Tier II Severance Agreement
     99.5                Form of Tier II Vector SCM, LLC Agreement
     99.6                Amended and Restated Executive Severance Plan
     99.7                Amended and Restated 1997 Equity and Incentive Plan
     99.8                Amended and Restated Value Management Plan
     99.9                Amended and Restated 2005 Deferred Compensation
                         Plan for Executives
     99.10               Amended Form of Stock Option Agreement
     99.11               Amended Form of Restricted Stock Award Agreement




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

December 6, 2005        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary